                                                                      Exhibit 23
                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in this Annual Report (Form 10-K) of AFG Investment Trust A of our report dated March 30, 2000, included in the 1999 Annual Report to the Participants of AFG Investment Trust A.


                                                               ERNST & YOUNG LLP


Boston, Massachusetts
March 30, 2000